UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 1997
                                                          ---------------

                 ARTAGRAPH REPRODUCTION TECHNOLOGY INCORPORATED
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               (Exact name of Registrant specified in its charter)


          Ontario, Canada             0-16008                 98-0082514
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  (State or other                   (Commission File       (I.R.S. Employer
  jurisdiction or incorporation)      (Number                I.D. Number)



             5-7100 Warden Avenue, Markham, Ontario, L3R 5M7 Canada
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                (Address of Principal Offices Including Zip Code)


                                 (905) 477-0252
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                         (Registrant's Telephone Number)

ITEM 5. OTHER EVENTS

      Pursuant to a meeting of the Board of Directors of Artagraph Reproduction Technology Incorporated (the Company) offered in a private placement transaction exempt from registration under Regulation S a total of 500 Units, each unit consisting of 1,000,000 shares of the Company's common stock at an offering price of $1,000 per unit.

      The sale of the first Unit took place on October 2, 1997.


                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




ARTAGRAPH REPRODUCTION TECHNOLOGY INCORPORATED




/s/ Simon P. Meredith
-------------------------
BY:  Simon P. Meredith
     President, Chief Operating Officer
     and Director